                             LETTER OF TRANSMITTAL



                               REV HOLDINGS INC.
                           OFFER FOR ALL OUTSTANDING
                    SENIOR SECURED DISCOUNT NOTES DUE 2001
                             CUSIP NO. 76154 MAC 9
                                IN EXCHANGE FOR
                       12% SENIOR SECURED NOTES DUE 2004


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON FEBRUARY 6, 2001 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                 Delivery to:


                             THE BANK OF NEW YORK
                               AS EXCHANGE AGENT


By Registered or Certified Mail:        By Hand and Overnight Courier:
      The Bank of New York                   The Bank of New York
     101 Barclay Street, 7E                   101 Barclay Street,
    New York, New York 10286            Corporate Trust Services Window
          Attention:                       New York, New York 10286
    Reorganization Department                     Attention:
      Carolle Montreuil                    Reorganization Department
                                               Carolle Montreuil

       By Facsimile:               Confirm by Telephone or for Information:
      (212) 815-6339                            (212) 815-5920


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

     The undersigned acknowledges that he or she has received and reviewed the prospectus, dated January 30, 2001 (the "Prospectus"), of REV Holdings Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer"), to exchange an aggregate principal amount of up to $120,900,000 of the Company's 12% Senior Secured Notes due 2004 (individually a "New Note" and collectively, the "New Notes"), for a like principal amount at maturity of the Company's issued and outstanding Senior Secured Discount Notes due 2001 (individually an "Old Note" and collectively, the "Old Notes") from the registered holders thereof.

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note. The New Notes will bear interest from the date of issuance. Accordingly, registered holders of New Notes, on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance of the New Notes.

     This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The

Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW NOTES. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

     THE METHOD OF DELIVERY OF OLD NOTES, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS ARE AT THE ELECTION AND RISK OF THE HOLDERS. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.




                       DESCRIPTION OF OLD NOTES


                         1                                                       2                              3
                                                                       AGGREGATE PRINCIPAL            PRINCIPAL AMOUNT AT
 NAMES(S) AND ADDRESS(ES) OF CERTIFICATE HOLDER(S)                      AMOUNT AT MATURITY             MATURITY TENDERED**
            (PLEASE FILL IN NUMBER(S))*                                   OF OLD NOTE(S)


* Need not be completed if Old Notes are being tendered by book-entry transfer.


** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 1.

[  ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   --------------------------------------------

     Account Number
                    -----------------------------------------------------------

     Transaction Code Number
                             --------------------------------------------------

     By crediting the Old Notes to the Exchange Agent's account at the DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[  ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                    -------------------------------------------

     Window Ticket Number (if any)
                                   --------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                       ------------------------

     Name of Institution Which Guaranteed Delivery
                                                   ----------------------------

     If Delivered by Book-Entry Transfer, Complete the Following:

     Account Number
                    -----------------------------------------------------------

     Transaction Code Number
                            ---------------------------------------------------

     Name of Tendering Institution
                                   --------------------------------------------


[  ] CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[  ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:
          ---------------------------------------------------------------------

     Address:
             ------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that the undersigned is the owner of the Old Notes.

     The undersigned acknowledges that the Company's acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


         SPECIAL ISSUANCE INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS

           (SEE INSTRUCTIONS 3 AND 4)                                      (SEE INSTRUCTIONS 3 AND 4)

TO BE COMPLETED ONLY if certificates for Old Notes            TO BE COMPLETED ONLY if certificates for Old Notes
not exchanged and/or New Notes are to be issued in            not exchanged and/or New Notes are to be sent to
the name of someone other than the person or                  someone other than the person or persons whose
persons whose signature(s) appear(s) on this Letter           signature(s) appear(s) on this Letter above or to
above, or if Old Notes delivered by book-entry                such person or persons at an address other than
transfer which are not accepted for exchange are to           shown in the box entitled "Description of Old
be returned by credit to an account maintained at             Notes" on this  Letter above.
DTC other than the account indicated above.


Issue to: New Notes and/or Old Notes to:                      Mail: New Notes and/or Old Notes to:


Name(s) -------------------------------------------           Name(s) -------------------------------------------
            (PLEASE TYPE OR PRINT)                                             (PLEASE TYPE OR PRINT)


---------------------------------------------------           ---------------------------------------------------
            (PLEASE TYPE OR PRINT)                                             (PLEASE TYPE OR PRINT)



Address -------------------------------------------           Address -------------------------------------------


---------------------------------------------------           ----------------------------------------------------
                  (ZIP CODE)                                                       (ZIP CODE)
          (COMPLETE SUBSTITUTE FORM W-9)


Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.


---------------------------------------------------
           (BOOK-ENTRY TRANSFER FACILITY
           ACCOUNT NUMBER, IF APPLICABLE)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

     IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

     Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 11.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)


 x -----------------------------------------------------------------------, 2001


 x -----------------------------------------------------------------------, 2001
                             Signature(s) of Owner



 Date ------------------------------------------------------------------------


 Area Code and Telephone Number ----------------------------------------------


 This Letter must be signed by the registered holder(s) as the name(s)appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.


 Name(s): ---------------------------------------------------------------------
                            (PLEASE TYPE OR PRINT)


 Capacity: --------------------------------------------------------------------


 Address: ---------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

 Principal place of business (if different from address listed above):


 ------------------------------------------------------------------------------
                             (INCLUDING ZIP CODE)

 Area Code and Telephone No.: ( )----------------------------------------------


 Tax Identification or Social Security Nos.: ----------------------------------

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)


 SIGNATURE(S) GUARANTEED BY
 AN ELIGIBLE INSTITUTION:
                         ------------------------------------------------------
                                       (AUTHORIZED SIGNATURE)


 ------------------------------------------------------------------------------
                                      (TITLE)


 ------------------------------------------------------------------------------
                                (NAME AND FIRM)


 Dated: ------------------------------------------------------------------, 2001

                        ACKNOWLEDGEMENT OF SOLICITATION



PLEASE DESIGNATE IN THE BOX BELOW ANY SOLICITING DEALER WHO SOLICITED YOUR
TENDER.

                               SOLICITED TENDERS


     As provided in Instruction 7 of the Letter of Transmittal. A solicitation fee of $10.00 per $1,000 principal amount at maturity of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer (a "Soliciting Dealer Fee"), will be paid to brokers, dealers or others soliciting acceptance of the Exchange Offer, subject to certain conditions. A Soliciting Dealer Fee will be payable only in connection with tenders of Old Notes from beneficial owners or registered holders who own no more than $500,000 principal amount at maturity of such Old Notes.


     The undersigned represents that the Soliciting Dealer who solicited and obtained this tender is:


Name of Firm:
             ------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of Individual Broker or Financial Consultant:
                                                  -----------------------------

Identification Number (if known):
                                 ----------------------------------------------
Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                (INCLUDING ZIP CODE)

Telephone Number (if known):
                            --------------------------------------------------

                                 INSTRUCTIONS

    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE
                     SENIOR SECURED DISCOUNT NOTES DUE 2001
                            (CUSIP NO. 76154 MAC 9)
                                      IN
              EXCHANGE FOR THE 12% SENIOR SECURED NOTES DUE 2004

     1. DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal (this "Letter") is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that the Company may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. See "The Exchange Offer" section of the Prospectus.

     2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount at Maturity Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on the DTC's security position listing as the holder of such Old Notes without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC'S SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

     5. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

     If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied

For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. NOTE: WRITING "APPLIED FOR" ON THE FORM MEANS THAT THE HOLDER HAS ALREADY APPLIED FOR A TIN OR THAT SUCH HOLDER INTENDS TO APPLY FOR ONE IN THE NEAR FUTURE.

     If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

     7. SOLICITED TENDERS. A solicitation fee of $10.00 per $1,000 at maturity of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be paid to brokers, dealers or others soliciting acceptances of the Exchange Offer (the "Soliciting Dealers"). As used herein, a fee will only be payable to an entity covered by a Letter of Transmittal which designated its name as having solicited and obtained the tender, and it is (i) any broker or dealer in securities, including the Financial Advisor in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company. No such fee shall be payable to a Soliciting Dealer with respect to the tender of Old Notes by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer. No such fee will be payable to a Soliciting Dealer in connection with exchanges of Old Notes by beneficial owners or registered holders who own more than $500,000 principal amount at maturity of Old Notes. No such fee shall be payable to a Soliciting Dealer in respect of Old Notes registered in the name of such Soliciting Dealer unless such Old Notes are held by such Soliciting Dealer as nominee and such Old Notes are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or on the Notice of Solicited Tenders. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Old Notes tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the DTC, the Financial Advisor or the Information Agent for purposes of the Exchange Offer. For all purposes noted in all materials related to the Exchange Offer, the term "solicit" shall be deemed to mean no more than "processing Old Notes tendered" or "forwarding to customers materials relating to the Exchange Offer."

     Identify the investment dealer or broker, if any, who solicited acceptance of the Exchange Offer by completing the appropriate box on this Letter of Transmittal and attach a list of beneficial holders if applicable.

     8. WAIVER OF CONDITIONS. The Company reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. NO CONDITIONAL TENDERS; DEFECTS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. WITHDRAWAL RIGHTS. Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder's election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfers" section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above. A holder of Old Notes may also contact MacKenzie Partners Inc. or Bear, Stearns & Co. Inc. at their respective telephone numbers set forth below, or such holder's broker, dealer, commercial bank, trust company or other nominee, for assistance concerning the Exchange Offer.

      The Information Agent              REV Holdings's Financial Advisor
    for the Exchange Offer is:              for the Exchange Offer is:

     MacKenzie Partners Inc.                 Bear, Stearns & Co. Inc.
         156 Fifth Avenue                        245 Park Avenue
     New York, New York 10010                New York, New York 10167

          Call collect:                             Attention:
          (212) 929-5500                Global Liability Management Group
         Call Toll-Free:                    (877) 696-BEAR (Toll-Free)
          (800) 322-2885

TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES



                           PAYOR'S NAME: THE BANK OF NEW YORK
                      PART 1 --PLEASE PROVIDE YOUR TIN                        TIN
                      IN THE BOX AT RIGHT AND CERTIFY                  (Social Security Number
 SUBSTITUTE           BYSIGNING AND DATING BELOW:                            or Employer
                                                                        Identification Number)
 FORMW-9
 DEPARTMENT OF                                                      ------------------------------
 THE TREASURY
 INTERNAL REVENUE
 SERVICE              PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Instructions)

                      PART 3--CERTIFICATION--Under penalties of perjury, I certify that:
                      (1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
                          notified by the Internal Revenue Service (the "IRS")
                          that I am subject to backup withholding as a result of
 PAYER'S REQUEST          a failure to report all interest or dividends or (c) the
 FOR TAXPAYER             IRS has notified me that I am no longer subject to backup
 IDENTIFICATION           withholding.
 NUMBER ("TIN")           The IRS does not require your  consent to any provision of this
 AND CERTIFICATION        document other than the certifications required to avoid backup withholding.

                      SIGNATURE ---------------------------------

                      DATE -------------------------------------

     You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
      PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 31 percent of all cash payments made to me thereafter until I provide a number.


 SIGNATURE                           DATE
          -------------------------       -------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF THIRTY-ONE PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.



                 The Exchange Agent for the Exchange Offer is:



                              THE BANK OF NEW YORK


     By Registered or Certified Mail:              By Hand and Overnight Courier:
             The Bank of New York                       The Bank of New York
            101 Barclay Street, 7E      101 Barclay Street, Corporate Trust Services Window
          New York, New York 10286                    New York, New York 10286
        Attention: Carolle Montreuil                Attention: Carolle Montreuil
         Reorganization Department                   Reorganization Department
             By Facsimile:                    Confirm by Telephone or for Information:
             (212) 815-6339                                (212) 815-5920

Questions and requests for assistance or for additional copies of this Exchange Offer, the Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address listed below. You may also contact our broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.




                The Information Agent for the Exchange Offer is:


                                    MACKENZIE
                                 PARTNERS, INC.


                                156 Fifth Avenue
                            New York, New York 10010
                          (212) 929-5500 (Call Collect)
                                       or
                           (800) 322-2885 (Toll Free)